UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — May 6, 2010

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                            Results of Operations and Financial Condition

On May 10, 2010, Assured Guaranty Ltd. (“AGL” or the “Company”) issued a press release reporting its first quarter 2010 results and the availability of its March 31, 2010 financial supplement. The press release and the financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

Item 5.03                                            Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 6, 2010, the shareholders of AGL approved and adopted the First Amended and Restated Bye-laws of AGL.  The amendments reflected changes in Bermuda law as well as corporate governance amendments. The amendments are described in more detail in (i) pages 65-68 of AGL’s proxy statement dated March 24, 2010, (ii) Exhibit B to AGL’s proxy statement dated March 24, 2010, which contains the text of the First Amended and Restated Bye-laws marked to show the proposed changes from the Bye-laws prior to the amendments, and (iii) AGL’s proxy supplement dated April 27, 2010, each of which is incorporated by reference herein.

A copy of the First Amended and Restated Bye-laws of AGL is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07                                            Submission of Matters to a vote of Security Holders

AGL convened its annual general meeting of shareholders on May 6, 2010 pursuant to notice duly given.  The matters voted upon at the meeting and the results of such voting are set forth below:

1.   Election of three Class III directors for a term expiring in 2013

01                 Election of Neil Baron

For	Withheld	Broker Non-Votes
119,583,982	32,565,967	13,573,331

02                 Election of G. Lawrence Buhl

For	Withheld	Broker Non-Votes
119,705,512	32,444,437	13,573,331

03                 Election of Dominic J. Frederico

For	Withheld	Broker Non-Votes
121,369,086	30,780,863	13,573,331

2.   Amendment and Restatement of the Company’s Bye Laws

2.1 Bermuda law change amendments

For	Against	Abstain
164,697,560	839,479	186,241

2.2 Corporate governance amendments

For	Against	Abstain
155,215,126	10,306,656	201,498

3.   Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for year ending December 31, 2010

For	Against	Abstain
165,606,585	48,200	68,495

4.   Subsidiary Proposals

4.1 Authorizing AGL to vote for directors of its subsidiary, Assured Guaranty Re Ltd. (“AG Re”), for terms expiring in 2011:

01                 Election of Howard Albert

For	Withheld	Broker Non-Votes
140,488,872	11,661,077	13,573,331

02                 Election of Robert A. Bailenson

For	Withheld	Broker Non-Votes
140,614,595	11,535,354	13,573,331

03                 Election of Russell B. Brewer

For	Withheld	Broker Non-Votes
140,483,060	11,666,889	13,573,331

04                 Election of Gary Burnet

For	Withheld	Broker Non-Votes
140,490,178	11,659,771	13,573,331

05                 Election of Dominic J. Frederico

For	Withheld	Broker Non-Votes
139,007,009	13,142,940	13,573,331

06                 Election of Séan W. McCarthy

For	Withheld	Broker Non-Votes
140,488,131	11,661,818	13,573,331

07                 Election of James M. Michener

For	Withheld	Broker Non-Votes
140,614,512	11,535,437	13,573,331

08                 Election of Robert B. Mills

For	Withheld	Broker Non-Votes
140,614,595	11,535,354	13,573,331

09                 Election of Kevin Pearson

For	Withheld	Broker Non-Votes
140,489,441	11,660,508	13,573,331

10                 Election of Andrew Pickering

For	Withheld	Broker Non-Votes
140,188,266	11,661,683	13,573,331

4.2 Authorizing AGL to vote for the appointment of PricewaterhouseCoopers LLP (“PwC”) as independent auditors of its subsidiary, Assured Guaranty Re Ltd., for the year ending December 31, 2010:

For	Against	Abstain
165,603,511	51,873	67,896

4.3 Authorizing AGL to vote for the appointment of PwC as independent auditors of its subsidiary, Assured Guaranty Ireland Holdings Ltd., for the year ending December 31, 2010:

For	Against	Abstain
165,289,147	56,594	377,539

Item 9.01                                            Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.1	First Amended and Restated Bye-laws of Assured Guaranty Ltd.

4.1	First Amended and Restated Bye-laws of Assured Guaranty Ltd. (Incorporated by reference to Exhibit 3.1)

99.1	Assured Guaranty Ltd. Press release dated May 10, 2010 reporting first quarter 2010 results

99.2	March 31, 2010 Financial Supplement of Assured Guaranty Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ James M. Michener
		Name:	James M. Michener
		Title:	General Counsel

DATE: May 10, 2010

EXHIBIT INDEX

Exhibit Number	Description
3.1	First Amended and Restated Bye-laws of Assured Guaranty Ltd.

4.1	First Amended and Restated Bye-laws of Assured Guaranty Ltd. (Incorporated by reference to Exhibit 3.1)

99.1	Assured Guaranty Ltd. Press release dated May 10, 2010 reporting first quarter 2010 results

99.2	March 31, 2010 Financial Supplement of Assured Guaranty Ltd.